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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 3, 2023

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 9, 2023, Primoris Services Corporation, a Delaware corporation (“Primoris, the “Company”) issued a press release announcing its financial performance for the quarter ended March 31, 2023.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2023 Annual Meeting of Stockholders on May 3, 2023, the Company’s stockholders voted to approve the 2023 Primoris Services Corporation Equity Incentive Plan (the “2023 EIP”). The 2023 EIP previously had been adopted and approved by the Company’s Board of Directors, subject to stockholder approval.

The 2023 EIP provides for the award of non-statutory stock options, incentive stock options, stock appreciation rights, stock awards, restricted stock units, performance stock awards or any combination of the foregoing. Employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the 2023 EIP, as are prospective employees, directors, officers, consultants or advisors of the Company who have agreed to serve the Company in those capacities. The 2023 EIP authorizes 6,500,000 shares of common stock of the Company, $0.0001 par value per share.

A summary of the 2023 EIP is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2023. That summary and foregoing description of the 2023 EIP are qualified in their entirety by reference to the full text of the 2023 EIP, which is filed as exhibit 10.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on May 3, 2023. The total number of shares of the Company’s Common Stock issued, outstanding and entitled to vote at the meeting was 53,282,636 shares. Represented at the meeting either in person or by proxy were 48,422,905 shares, or 90.9% of shares entitled to vote. The results of the votes for the proposals were as follows:

Proposal 1

To elect Directors to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2024 or until a successor is elected and qualified.

● Michael E. Ching

o Votes “For” – 46,004,431; votes “Withheld” – 895,817; Broker “Non-Votes” – 1,522,657

● Stephen C. Cook

o Votes “For” – 44,885,078; votes “Withheld” – 2,015,170; Broker “Non-Votes” – 1,522,657

● David L. King

o Votes “For” – 45,308,538; votes “Withheld” – 1,591,710; Broker “Non-Votes” – 1,522,657

● Carla S. Mashinski

o Votes “For” – 45,711,526; votes “Withheld” – 1,188,722; Broker “Non-Votes” – 1,522,657

● Terry D. McCallister

o Votes “For” – 39,810,976; votes “Withheld” – 7,089,272; Broker “Non-Votes” – 1,522,657

● Thomas E. McCormick

o Votes “For” – 45,975,975; votes “Withheld” – 924,273; Broker “Non-Votes” – 1,522,657

● Jose R. Rodriguez

o Votes “For” – 42,540,618; votes “Withheld” – 4,359,630; Broker “Non-Votes” –1,522,657

● John P. Schauerman

o Votes “For” – 45,535,142; votes “Withheld” – 1,365,106; Broker “Non-Votes” – 1,522,657

● Patricia K. Wagner

o Votes “For” – 45,622,243; votes “Withheld” – 1,278,005; Broker “Non-Votes” – 1,522,657

Proposal 2

Approval of the adoption of the Company’s Named Executive Officer Compensation Plan.

● Votes “For” – 44,046,150

● Votes “Against” – 2,791,265

● Votes “Abstain” – 62,833

● Broker “Non-Votes” – 1,522,657

Proposal 3

Approval of the Frequency of Advisory Votes on Named Executive Officer Compensation.

● Votes “One Year” – 43,299,268

● Votes “Two Years” – 4,368

● Votes “Three Years” – 3,271,290

● Votes “Abstain” – 325,322

● Broker “Non-Votes” – 1,522,657

In accordance with the recommendation of the Board, the Company’s stockholders recommended, by advisory vote, a one-year frequency of future advisory votes on the Company’s named executive officer compensation. In accordance with these results, the Board determined that future stockholder advisory votes on the Company’s named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on the Company’s named executive officer compensation, which the Company expects to hold at its 2029 Annual Meeting of Stockholders.

Proposal 4

Ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

● Votes “For” – 47,904,180

● Votes “Against” – 484,860

● Votes “Abstain” – 33,865

Proposal 5

Approval of the adoption of the Company’s 2023 Equity Incentive Plan.

● Votes “For” – 30,211,039

● Votes “Against” – 16,088,230

● Votes “Abstain” – 600,979

● Broker “Non-Votes” – 1,522,657

Item 8.01 Other Events

On May 3, 2023, the Company’s Board of Directors declared a cash dividend of $0.06 per share of common stock for stockholders of record as of June 30, 2023 payable on or about July 14, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	2023 Equity Incentive Plan

99.1	Press Release dated May 9, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 9, 2023	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer

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